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                                                                    EXHIBIT 10.2

                                    MORTGAGE
                                       AND
                               SECURITY AGREEMENT
                                       AND
                           FIXTURE FINANCING STATEMENT

         THIS INDENTURE, (hereinafter referred to as "Mortgage"), made and given this _____ day of October, 2003, by NAVARRE CORPORATION, a Minnesota corporation, ("Mortgagor"), whose post office address is 7400 49th Avenue North, New Hope, MN 55428, to THE BUSINESS BANK, ("Mortgagee"), whose post office address is 11100 Wayzata Boulevard, Suite 150, Minnetonka, MN 55305. Pursuant to the provisions of Minnesota Statutes, Chapter 287, the initial principal indebtedness secured hereby is in the amount of $4,550,000.00.

         WITNESSETH, that the said Mortgagor in consideration of the debt hereinafter described and the sum of One and 00/100 Dollar ($1.00) to Mortgagor in hand paid by the said Mortgagee, the receipt whereof is hereby acknowledged, does hereby MORTGAGE, GRANT, BARGAIN, SELL AND CONVEY unto the said Mortgagee, its successors and assigns, forever, AND GRANTS TO THE MORTGAGEE A SECURITY INTEREST IN all of the following properties hereinafter set forth (all of the following being hereafter collectively referred to as the "Premises"):

                                A. REAL PROPERTY

         All the tracts or parcels of real property lying and being in the County of Hennepin, State of Minnesota, all as more fully described in Exhibit "A" attached hereto and made a part hereof, together with all the estates and rights in and to the real property and in and to lands lying in streets, alleys and roads adjoining the real property and all buildings, structures, improvements, fixtures and annexations, access rights, easements, rights of way or use, servitudes, licenses, tenements, hereditaments and appurtenances now or hereafter belonging or pertaining to the real property; and

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                              B. PERSONAL PROPERTY

         All buildings, structures, fixtures, facilities, installations and other improvements of every kind and description, owned by Mortgagor and now or hereafter attached to, located at, or placed in the improvements on the Premises and all plumbing, gas, electrical, ventilating, lighting and other utility systems, ducts, hot water heaters, oil burners, domestic water systems, elevators, escalators, canopies, air conditioning systems and all other building systems and fixtures attached to or comprising a part of the buildings, including, but not limited to, all other building systems and fixtures necessary to the operation of the buildings (it being understood that the enumeration of any specific articles of property shall in no way be held to exclude any items of property not specifically enumerated), as well as renewals, replacements, proceeds, additions, accessories, increases, parts, fittings, insurance payments, awards and substitutes thereof, together with all interest of Mortgagor in any such items hereafter acquired, as well as the Mortgagor's interest in any lease, or conditional sales agreement under which the same is acquired, all of which personal property mentioned herein shall be deemed fixtures and accessory to the freehold and a part of the realty and not severable in whole or in part without material injury to the Premises provided that notwithstanding anything to the contrary in the foregoing, the description set forth in this paragraph shall not include any personal property which has not been incorporated in or attached to the Premises except for personal property which is intended to be attached to or incorporated into the Premises and which is specifically identifiable in a disbursement request and was paid for with proceeds of a disbursement of construction loan funds made by Title as defined in the Loan Agreement (defined below); and

                          C. RENTS, LEASES AND PROFITS

         All rents, income, contract rights, leases and profits now due or which may hereafter become due under or by virtue of any lease, license or agreement, whether written or verbal, for the use or occupancy of the Premises or any part thereof together with all tenant security deposits; and

                             D. JUDGMENTS AND AWARDS

         All awards, compensation and settlements in lieu thereof made as a result of the taking by power of eminent domain of the whole or any part of the Premises, including any awards for damages sustained to the Premises, for a temporary taking, change of grade of streets or taking of access.

                              E. INSURANCE PROCEEDS

                  All awards, payments, proceeds now or hereafter obtainable by Mortgagor under any policy of insurance insuring the Premises including but not limited to the proceeds of casualty insurance, title insurance, loss of rents insurance or other insurance maintained with respect to the Premises whether by Mortgagor or otherwise.

                                 F. INTANGIBLES

                  All contracts, licenses, permits, construction management agreements, records, files, governmental approvals and intangibles used, useful or necessary to the construction of the

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Premises together with all soil reports, building permits, variances, licenses, utility permits and other permits and agreements relating to the construction or equipping of the improvements on the Premises, or the operation or maintenance of the Premises, including, without limitation, all warranties and contract rights.

                  It is specifically understood that the enumeration of any specific articles of property shall not in any way exclude or be held to exclude any items of property not specifically mentioned. All of the Premises hereinabove described, real, personal and mixed, whether affixed or annexed or not, and all rights hereby conveyed and mortgaged are intended to be as a unit and are hereby understood and agreed and declared to be appropriated to the use of the Premises, and shall for the purposes of this Mortgage be deemed to be real estate and conveyed and mortgaged hereby.

         TO HAVE AND TO HOLD THE SAME, together with the possession and right of possession of the Premises, unto the Mortgagee, its successors and assigns, forever.

         PROVIDED NEVERTHELESS, that if the Mortgagor, its successors or assigns, shall pay to the Mortgagee, its successors or assigns, the sum of Four Million Five Hundred and Fifty Thousand and 00/100 Dollars ($4,550,000.00)("Loan"), together with interest thereon at the initial per annum rate of Four and One Quarter percent (4.25%) and as adjusted thereafter, all according to the terms of that certain Promissory Note in said principal amount of even date herewith ("Note") executed by the Mortgagor and payable to the Mortgagee, the terms and conditions of which are incorporated herein by reference the balance of said principal sum together with interest thereon being due and payable in any event on October 1, 2007, and shall repay to the Mortgagee, its successors or assigns, at the times demanded and with interest thereon at the interest rate then in effect on the Note, all sums advanced in protecting the lien of this Mortgage, in payment of taxes on the Premises, in payment of insurance premiums covering improvements thereon, in payment of principal and interest on prior liens, in payment of expenses and attorney's fees herein provided for and all sums advanced for any other purpose authorized herein, and shall keep and perform all of the covenants herein contained, and shall keep and perform all of the terms and conditions of any instrument given as collateral for the Loan, (the Note and all such sums, and all such obligations, together with interest thereon, being collectively referred to as the "Indebtedness Secured Hereby"), and shall keep and perform all of the covenants and agreements herein contained, then this Mortgage shall become null and void, and shall be released at Mortgagor's expense.

                   1. GENERAL COVENANTS AGREEMENTS WARRANTIES

         1.1 Payment of Indebtedness: Observance of Covenants Mortgagor shall, and hereby agrees to, duly and punctually pay each and every installment of principal and interest on the Note and all other Indebtedness Secured Hereby, as and when the same shall become due, and shall, and hereby agrees to, duly and punctually perform and observe all of the covenants, agreements and provisions contained herein, in the Note and any other instrument given as security for the payment of the Note.

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         1.2      Maintenance Repairs. Mortgagor shall not abandon the Premises, shall keep and maintain the Premises in good condition, repair and operating condition free from any waste or misuse, and shall promptly repair or restore any buildings, improvements or structures now or hereafter on the Premises which may become damaged or destroyed to their condition prior to any such damage or destruction. Mortgagor further agrees that except for the improvements described in the Loan Agreement as defined below, without the prior consent of the Mortgagee it will not expand any improvements on the Premises, erect any new improvements or make any material alterations in any improvements which shall alter the basic structure, affect the market value or change the existing architectural character of the Premises, nor remove or demolish any improvements, and shall complete within a reasonable time any buildings now or at any time in the process of erection on the Premises.

         1.3 Compliance with Laws. Mortgagor shall comply with all requirements of law, municipal ordinances and regulations affecting the Premises, shall comply with all private restrictions and covenants affecting the Premises and shall not acquiesce in or seek any rezoning classification affecting the Premises.

         1.4 Payment of Operating Costs: Prior Mortgages and Liens. Mortgagor shall pay all operating costs and expenses of the Premises, shall keep the Premises free from levy, attachment, mechanics', materialmen's and other liens ("Liens") and shall pay when due all indebtedness which may be secured by mortgage, lien or charge on the Premises.

         1.5 Payment of Impositions. Mortgagor shall pay when due and in any event before any penalty attaches all taxes, assessments, governmental charges, water charges, sewer charges, and other fees, taxes, charges and assessments of every kind and nature whatsoever assessed or charged against or constituting a lien on the Premises or any interest therein ("Impositions") and will upon demand furnish to the Mortgagee proof of the payment of any such Impositions. In the event of a court decree or an enactment after the date hereof by any legislative authority of any law imposing upon a mortgagee the payment of the whole or any part of the Impositions herein required to be paid by the Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or a mortgagee's interest in mortgaged premises, so as to impose such Imposition on the Mortgagee or on the interest of the Mortgagee in the Premises, then, in any such event, Mortgagor shall bear and pay the full amount of such Imposition, provided that if for any reason payment by Mortgagor of any such Imposition would be unlawful, or if the payment thereof would constitute usury or render the Indebtedness Secured Hereby wholly or partially usurious, Mortgagee, at its option, may declare the whole sum secured by this Mortgage with interest thereon to be immediately due and payable, without prepayment premium, or Mortgagee, at its option, may pay that amount or portion of such Imposition as renders the Indebtedness Secured Hereby unlawful or usurious, in which event Mortgagor shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of said Imposition.

         1.6 Contest of Impositions, Liens and Levies. Mortgagor shall not be required to pay, discharge or remove any Imposition or any Lien so long as the Mortgagor shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the Lien or Imposition so contested and the sale of the Premises, or any part thereof, to satisfy the same, provided that the Mortgagor shall, prior to the date such Lien or

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Imposition is due and payable, have given such reasonable security as may be demanded by the Mortgagee to insure such payments plus interest or penalties thereon, and prevent any sale or forfeiture of the Premises by reason of such nonpayment. Any such contest shall be prosecuted with due diligence and the Mortgagor shall promptly after final determination thereof pay the amount of any such Lien or Imposition so determined, together with all interest and penalties which may be payable in connection therewith. Notwithstanding these provisions Mortgagor shall (and if Mortgagor shall fail so to do, Mortgagee, may but shall not be required to) pay any such Lien or Imposition notwithstanding such contest if in the reasonable opinion of the Mortgagee, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed.

         1.7 Protection of Security. Mortgagor shall promptly notify Mortgagee of and appear in and defend any suit, action or proceeding that affects the Premises or the rights or interest of Mortgagee hereunder and the Mortgagee may elect to appear in or defend any such action or proceeding. Mortgagor agrees to indemnify and reimburse Mortgagee from any and all loss, damage, expense or cost arising out of or incurred in connection with any such suit, action or proceeding, including costs of evidence of title and reasonable attorney's fees and such amounts together with interest thereon at the rate then in effect in the Note shall become additional "Indebtedness Secured Hereby" and shall become immediately due and payable.

         1.8      Annual Statements. Mortgagor shall within one hundred twenty
(120) days after the end of each fiscal year furnish to the Mortgagee (i) financial and operating statements of the Premises for such fiscal year, (ii) with the financial statement of Mortgagor, each including a balance sheet and a profit and loss statement, for its fiscal year and all in reasonable detail and conforming to generally accepted accounting principles. In addition, Mortgagor shall within ten (10) days after the filing thereof, furnish to Mortgagee a true and correct copy of Mortgagor's Quarterly 10Q Report, and such other financial reports or information as Mortgagee may reasonably request from time to time. Such financial statements shall be prepared in a manner satisfactory to Mortgagee and shall be certified true and correct by the Mortgagor. In the event Mortgagor fails to furnish any such statements within thirty (30) days after written request to Mortgagor, the same shall be an Event of Default and in addition to any other remedies available to Mortgagee, the Mortgagee may cause an audit to be made of the Mortgagor's books and records at the sole cost and expense of the Mortgagor. Mortgagee also shall have the right to examine at their place of safekeeping at reasonable times all books, accounts and records relating to the operation of the Premises.

         1.9 Additional Assurances. Mortgagor agrees upon reasonable request by the Mortgagee to execute and deliver such further instruments, deeds and assurances including financing statements under the Uniform Commercial Code and will do such further acts as may be necessary or proper to carry out more effectively the purposes of this Mortgage and without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the granting clause hereof, or intended so to be. Mortgagor agrees to pay any recording fees, filing fees, note taxes, mortgage registry taxes or other charges arising out of or incident to the filing or recording of this Mortgage, such further assurances and instruments and the issuance and delivery of the Note.

         1.10 Title. Mortgagor is the lawful owner of and has good and marketable fee simple absolute title to the Premises and will warrant and defend title to the same free of all liens and

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encumbrances, other than the Encumbrances permitted under the policy of
Mortgagee's title insurance issued to Mortgagee in connection with this Mortgage and has good right and lawful authority to grant, bargain, sell, convey, mortgage and grant a security interest in the Premises as provided herein.

         1.11 No Conflict With Other Documents Obligations. The execution and delivery by the Mortgagor of this Mortgage, the Note, the other collateral documents to which the Mortgagor is a party and any other instruments contemplated hereby or securing the Note, the consummation of the transactions contemplated hereby and thereby, and the fulfillment of the terms and conditions hereof and thereof do not and will not conflict with or result in a breach of any court order, judgment or decree or of any mortgage, indenture, loan agreement or instrument to which the Mortgagor or to which any property of the Mortgagor is subject, and does not and will not constitute a default under any of the foregoing, or result in the creation or imposition of any lien charge or encumbrance of any nature upon any of the property or assets of the Mortgagor contrary to the terms of any instrument or agreement. This Mortgage has been lawfully executed by the Mortgagor in full compliance with its Articles of Incorporation and By-Laws and has met all necessary director and shareholder approvals.

         1.12 No Suits Pending. There are no actions, suits or proceedings pending or, to the knowledge of the Mortgagor, threatened against the Mortgagor or the Premises in any court or before any Federal, State, County, City or other governmental authority or before any arbitrator which, if decided adversely to the Mortgagor would have a materially adverse effect upon the Mortgagor or upon the Premises, or the value thereof, and the Mortgagor is not in default with respect to any order of any court or governmental agency.

         1.13 Current Compliance With Laws. To the best of Mortgagor's knowledge, the Premises as improved on the date hereof and as improved pursuant to the Loan Agreement defined below, comply and will, upon completion of the improvements continue to comply with all material requirements of laws, including requirements of any Federal, State, County, City or other governmental authority having jurisdiction over the Mortgagor or the Premises and including, but not limited to, any applicable zoning, occupational safety and health, energy and environmental laws, ordinances and regulations, there is no hazardous waste contamination in or about the Premises and no pollutants are stored thereon; and the Mortgagor has obtained all necessary consents, permits and licenses to construct, occupy and operate the Premises for its intended purposes.

         1.14 Hazardous Materials. Except as may have been disclosed in writing to the Mortgagee by the Mortgagor at the time of execution and delivery of this Mortgage including, without limitation, the Phase I Environmental Site Assessment update (STS Project 98836-XB) dated July 3, 2003, Mortgagor covenants, represents and warrants to Mortgagee, its successors and assigns, that it has not used or permitted and will not use or permit the Premises to be used, whether directly or through contractors, agents or tenants, and to the best of Mortgagor's knowledge the Premises have not at any time been used for the generating, transporting, treating, storage, manufacture, emission of, or disposal of any petroleum products or of any dangerous, toxic or hazardous pollutants, chemicals, wastes or substances as defined in the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
Section 9601 et seq. ("CERCLA"), or the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et

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seq. ("RCRA") or any other federal, state or local environmental laws, statutes, regulations, requirements and ordinances as each may have been amended from time to time ("Hazardous Materials"); that there have been no investigations or reports involving Mortgagor or the Premises by any governmental authority which in any way pertain to Hazardous Materials; that the operation of the Premises has not violated and is not currently violating any federal, state or local law, regulation, ordinance or requirement governing Hazardous Materials; that the Premises is not listed in the United States Environmental Protection Agency's National Priorities List of Hazardous Waste Sites nor any other list, schedule, log, inventory or record of Hazardous Materials or hazardous waste sites, whether maintained by the United States Government or any state or local agency; that the building improvements do not contain any formaldehyde, urea or asbestos; that there are no electrical transformers or other equipment containing dielectric fluid containing polychlorinated biphenyls; and that there are no underground tanks located on the Premises. The Mortgagor agrees to indemnify and reimburse the Mortgagee, its successors and assigns, for any breach of these representations and warranties and from any loss, damage, expense or cost arising out of or incurred by Mortgagee which is the result of a breach of, misstatement of or misrepresentation of the above covenants, representations and warranties, together with all attorneys' fees incurred in connection with the defense of any action against the Mortgagee arising out of the above. These covenants, representations and warranties shall be deemed continuing covenants, representations and warranties for the benefit of the Mortgagee, and any successor and assigns of the Mortgagee, including any purchaser at a mortgage foreclosure sale, any transferee of the title of the Mortgagee or any subsequent purchaser at a foreclosure sale, and shall survive any foreclosure of this Mortgage and any acquisition of title by Mortgagee or anyone claiming through or under this Mortgage as the transferee of the title of Mortgagee. The amount of all such indemnified loss, damage, expense or cost, shall bear interest thereon at the rate of interest in effect on the Note and shall become so much additional Indebtedness Secured Hereby and shall become immediately due and payable in full on demand of the Mortgagee, its successors and assigns. Notwithstanding the foregoing, the Mortgagor or its tenants may use or store small quantities of Hazardous Materials on the Premises such as paints, cleaning supplies and similar materials used in the ordinary course provided that such use or storage complies at all times with all applicable statutes, regulations, codes and ordinances and is incidental to the Mortgagor's or such tenants' use of the Premises and further provided that Mortgagor's obligation to indemnify and reimburse shall extend to any loss, damage, cost or expense arising out of or incurred by Mortgagee in connection with or as a result of such use or storage. Further notwithstanding, the foregoing, the indemnity contained herein, it shall not apply with respect to any loss, damage, liability, cost or expense which Mortgagor proves by a preponderance of the evidence was caused solely by or resulted solely from any act or omission of any person, other than Mortgagor or an agent, employee, invitee or contractor of a Mortgagor and which occurred after the Mortgagee or anyone claiming by, through or under the Mortgagee acquired title to the Premises by foreclosure of this Mortgage or deed in lieu of foreclosure or otherwise and took control of the Premises.

         1.15 Handicap Access Laws. Mortgagor covenants, represents and warrants to Mortgagee, its successors and assigns, that at the time of execution and delivery of this Mortgage, to the best of Mortgagor's knowledge, the Premises are in compliance with the Fair Housing Amendments Act of 1988, the Americans with Disabilities Act of 1990 (ADA) and with any other federal, state or local statute or regulation as each may have been amended from time to time pertaining to providing access to the Premises to persons with disabilities or to the

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removal of existing barriers to access by such individuals to the Premises (the
"Handicap Access Laws"); that any future modifications/additions to the Premises will comply with the Handicap Access Laws and that all future leases, including renewals of existing leases of the Premises will allocate responsibility for the compliance of such leased space with the Handicap Access Laws to the tenant of such space and will provide for the tenant's agreement to operate in accordance with such laws. The Mortgagor agrees to indemnify and reimburse the Mortgagee its successors and assigns, for any breach of these representations and warranties and for any and all expense, cost, loss or liability, including attorneys fees, which Mortgagee may incur as the result of a breach, misstatement of or misrepresentation of such covenants, representations and warranties or in connection with the application of or enforcement, threatened or actual, of any Handicap Access Laws. These covenants, representations and warrants shall be deemed continuing covenants, representations and warranties for the benefit of the Mortgagee, and any successor and assigns of the Mortgagee, including any purchaser at a mortgage foreclosure sale, any transferee of the title of the Mortgagee and shall survive any repayment of the Indebtedness Secured Hereby, discharge by operation of law or any foreclosure of this Mortgage and any acquisition of title by Mortgage or any one claiming through or under this Mortgagee as a transferee of the title of Mortgagee. The amount of all such indemnified loss, damage, expense or costs shall bear interest thereon at the rate of interest in effect on the Note, shall become so much additional Indebtedness Secured Hereby and shall become immediately due and payable in full on demand of the Mortgagee, its successors and assigns.

         1.16 Other Indebtedness. Mortgagor shall, within five (5) business days after receipt thereof deliver to Mortgagee a copy of any written notice of default or of an event of default under any other note, loan agreement or financing instrument with any other creditor received by Mortgagor.

                            2. INSURANCE AND ESCROWS

         2.1 Insurance. Mortgagor shall obtain, pay for and keep in full force and effect during the term of this Mortgage at its sole cost and expense the following policies of insurance:

         (a) All risk/open perils special form property insurance with extended coverages including any building contents, sprinkler coverage, Ordinance or Law coverage (including demolition cost, loss to undamaged portions of any buildings and increased cost of construction) with limits of 100% replacement cost and with no co-insurance provision or if the insurance carrier requires, co-insurance provisions with an agreed amount endorsement in amount acceptable to Mortgagee;

         (b) insurance against loss or damage from (i) leakage of sprinkler systems and (ii) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in any improvements on the Premises and including broad form boiler and machinery insurance (without exclusion for explosion) covering all boilers or other pressure vessels, machinery and equipment (including electrical equipment, sprinkler systems, heating and air conditioning equipment, refrigeration equipment and piping) located in, on or about the Premises and any improvements

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                  thereon in an amount at least equal to the full replacement cost of such equipment and the building or buildings housing the same;

         (c) Unless evidence is provided that the Premises are not within a flood plain as defined by the Federal Insurance
                  Administration, flood insurance in the maximum obtainable amount but not to exceed the replacement cost of the improvements on the Premises;

         (d) Rents Loss or Business Interruption Insurance covering risk of loss due to the occurrence of any hazards insured against under the required fire and extended coverage insurance in an amount equal to twelve (12) months' loss of income;

         (e) Comprehensive general public liability insurance covering the legal (f) liability of the Mortgagor against claims for bodily injury, death or property damage occurring on, in or about the Premises in such minimal amounts and with such minimal limits as the Mortgagee may reasonably require but in any event not less than $1,000,000.00 for a single occurrence and $3,000,000.00 in the aggregate;

         (f) Such other coverages appropriate to the Premises, its location and use as Mortgagee may from time to time require such as earthquake, mine subsidence, sinkhole, personal property supplemental liability, or coverages of other property - specific risks which can be obtained by Mortgagor at commercially reasonable rates and are required by Mortgagee on its other commercial real estate loans of a similar size and type of collateral.

         (g) While any improvements are in the process of construction on the Premises:

                  aa) Builder's Risk Insurance - Builder's Risk Insurance written on a completed value basis in an amount equal to the full replacement cost of the Improvements at the date of completion with coverage available on the so-called non-reporting "all risk" form of policy, including coverage against collapse and water damage, with standard non-contributing mortgagee clauses, such insurance to be in such amounts and form and written by such companies as shall be approved by Mortgagee, and the originals of such policies (together with appropriate endorsement thereto, evidence of payment of premiums thereon and written agreements by the insurer or insurers therein to give Mortgagee ten (10) days' prior written notice of any intention to cancel).

                  bb) Contractor's Comprehensive General Liability Insurance [including operations, product liability, contingent liability operations, operations of subcontractors, completed operations, contractual liability insurance and comprehensive automobile liability insurance (including hired and non-owned liability)] and with combined single limit and general aggregate coverage for personal and bodily injury and property damage of at least $2,000,000.00 for each occurrence.

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                  cc)      Workmen's Compensation - Statutory workmen's
                           compensation coverage in the required amounts.

Such insurance policies shall be written on forms and with insurance companies satisfactory to Mortgagee with a current A.M. Best Company rating of at least A-VII as of the date of issuance and which are authorized to do business in the State of Minnesota, shall be in amounts sufficient to prevent the Mortgagor from becoming a co-insurer of any loss thereunder; shall bear a satisfactory mortgagee clause in favor of the Mortgagee with loss proceeds under any such casualty insurance policy to be made payable to the Mortgagee; and shall not provide for a deductible in excess of $10,000.00. All required policies of insurance or acceptable certificates thereof together with evidence of the payment of current premiums therefor shall be delivered to and be held by the Mortgagee. The Mortgagor shall, within thirty (30) days prior to the expiration of any such policy, deliver other original policies or certificates of the insurer evidencing the renewal of such insurance together with evidence of the payment of current premiums therefor. In the event of a foreclosure of this Mortgage or any acquisition of the Premises by the Mortgagee all such policies and any proceeds payable therefrom, whether payable before or after a foreclosure sale, or during the period of redemption, if any, shall become the absolute property of the Mortgagee to be utilized at its discretion. In the event of foreclosure or the failure to obtain and keep any required insurance the Mortgagor empowers the Mortgagee to effect insurance upon the Premises at Mortgagor's expense and for the benefit of the Mortgagee in the amounts and types aforesaid for a period of time covering the time of redemption from foreclosure sale, and if necessary therefore, to cancel any or all existing insurance policies. At least once every three years, Mortgagor, if Mortgagee requests, agrees to cause its insurance coverage to be reappraised and to furnish Mortgagee copies of the reappraisal reports and insurance recommendations.

         2.2 Escrows. Mortgagor shall deposit with the Mortgagee, or at Mortgagee's request, with its servicing agent, on the first day of each and every month hereafter as a deposit to pay the costs of taxes, assessments and insurance premiums next due ("Charges"):

         (a) Initially a sum such that the amounts to be deposited pursuant to (b) next and such initial sum shall equal the estimated Charges; and

         (b) Thereafter an amount equal to one-twelfth (1/12th) of the estimated annual Charges due on the Premises.

Mortgagee will, upon the presentation to the Mortgagee by the Mortgagor of the bills therefor, pay the Charges from such deposits or will upon presentation of receipted bills therefor, reimburse the Mortgagor for such payments made by the Mortgagor. In the event the deposits on hand shall not be sufficient to pay all of the estimated Charges when the same shall become due from time to time, or the prior deposits shall be less than the currently estimated monthly amounts, then the Mortgagor shall pay to the Mortgagee on demand any amount necessary to make up the deficiency. The excess of any such deposits shall be credited to subsequent payments to be made for such items. If a default or an event of default shall occur under the terms of this Mortgage the Mortgagee may, at its option, without being required so to do, apply any deposits on hand to the Indebtedness Secured Hereby, in such order and manner as the Mortgagee may elect. When the Indebtedness Secured Hereby has been fully paid any remaining deposits shall be returned to the Mortgagor as its interest may appear. All deposits are hereby pledged as additional security for the Indebtedness Secured Hereby, shall be held for the purposes for which made as herein provided, may be held by Mortgagee or its servicing agent and may be commingled with other funds of the Mortgagee, or its servicing agent, shall be held without any allowance of interest thereon and shall not be subject to the decision or control of the Mortgagor. Neither Mortgagee nor its servicing agent shall be liable for any act or omission made or taken in good faith. In making any payments, Mortgagee or its servicing agent may rely on any statement, bill or estimate procured from or issued by the payee without inquiry into the validity or accuracy of the same. If the taxes shown in the tax statement shall be levied on property more extensive than the Premises, then the amounts escrowed shall be based on the entire tax bill and Mortgagor shall have no right to require an apportionment and Mortgagee or its servicing agent may pay the entire tax bill notwithstanding that such taxes pertain in part to other property and the Mortgagee shall be under no duty to seek a tax division or apportionment of the tax bill.

                  3. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT

         3.1 Security Agreement. This Mortgage shall constitute a security agreement as defined in the Uniform Commercial Code ("Code"). Any systems or fixtures installed in or used in the Premises are to be used by the Mortgagor solely for Mortgagor's business purposes or as the systems and fixtures leased or furnished by the Mortgagor, as landlord, to tenants of the Premises and such equipment or fixtures will be kept at the buildings on the Premises and will not be removed therefrom without the consent of the Mortgagee and may be affixed to such buildings but will not be affixed to any other real estate. The remedies of the Mortgagee hereunder are cumulative and separate, and the exercise of any one or more of the remedies provided for herein or under the Uniform Commercial Code shall not be construed as a waiver of any of the other rights of the Mortgagee including having any non-realty items of the Premises deemed part of the realty upon any foreclosure thereof. If notice to any party of the intended disposition of the Premises is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) days prior to such intended disposition and may be given by advertisement in a newspaper accepted for legal publications either separately or as part of a notice given to foreclose the real property or may be given by private notice if such parties are known to Mortgagee. Neither the grant of a security interest pursuant to this Mortgage nor the filing of a financing statement pursuant to the Code shall ever impair the stated intention of this Mortgage that all Personal Property, Rents, Leases and Profits and Judgments and Awards comprising the Premises and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as part of the real property mortgaged hereunder irrespective of whether such item is physically attached to the real property or any such item is referred to or reflected in a financing statement. Mortgagor will on demand deliver all financing statements that may from time to time be required by Mortgagee to establish and perfect the priority of Mortgagee's security interest in the Premises and shall pay all expenses incurred by Mortgagee in connection with the renewal or extensions of any financing statements executed in connection with the Premises; and shall give advance written notice of any proposed change in Mortgagor's name, identity or structure and will execute and deliver to Mortgagee prior to or concurrently with such change all additional financing statements that Mortgagee may require to establish and perfect the priority of Mortgagee's security interest.

         3.2 Authorization to File. Mortgagor expressly authorizes the Mortgagee to file any and all financing statements required to perfect any security interests hereunder without the debtor's signature. Mortgagor agrees to provide Mortgagee advance written notice of (i) any change of Mortgagor's name or (ii) any change of Mortgagor's jurisdiction.

         3.3 Maintenance of Property. Subject to the provisions of this section, in any instance where Mortgagor in its sound discretion determines that any item subject to a security interest under this Mortgage has become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary for the operation of the Premises, Mortgagor may, at its expense, remove and dispose of it and substitute and install other items not necessarily having the same function, provided, that such removal and substitution shall not impair the operating utility and unity of the Premises. All substituted items shall become a part of the Premises and subject to the lien of the Mortgage. Any amounts received or allowed Mortgagor upon the sale or other disposition of the removed items of property shall be applied first against the cost of acquisition and installation of the substituted items. Nothing herein contained shall be construed to prevent any tenant from removing from the Premises trade fixtures, furniture and equipment installed by the tenant and removable by the tenant under its terms of the lease, on the condition, however, that the tenant shall at its own cost and expense, repair any and all damages to the Premises resulting from or caused by the removal thereof.

         3.4 Mortgagor To Comply with Prior Security Instruments. Mortgagor shall at its sole cost and expense perform, comply with and discharge all obligations of Mortgagor under any prior secured financing arrangements (whether lease purchase, conditional sales or pure lease arrangements) for any property subject to this security interest. Mortgagor shall not permit a surrender, assignment or transfer of its interest in any such property without the prior written consent of Mortgagee nor permit or suffer a default to exist under such prior financing arrangements.

         3.5 Fixture Filing. THIS MORTGAGE SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING WITH RESPECT TO ALL GOODS CONSTITUTING A PART OF THE PREMISES WHICH ARE OR ARE TO BECOME FIXTURES RELATED TO THE PREMISES. FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE THE FOLLOWING INFORMATION IS FURNISHED:

         (a) The name and address of the record owner of the real estate described in this instrument is:

                  Navarre Corporation
                  7400 49th Avenue North
                  New Hope, MN 55428
                  Attn: Jim Gilbertson, CFO

         (b)      the name and address of the Debtor is:

                  Navarre Corporation
                  7400 49th Avenue North
                  New Hope, MN 55428
                  Attn: Jim Gilbertson, CFO

         (c)      the name and address of the Secured Party is:

                  The Business Bank
                  11100 Wayzata Boulevard
                  Suite 150
                  Minnetonka, MN 55305
                  Attn: Commercial Loan Department

         (d)      Debtor's Organizational No. 4K-337.

         (e) Information concerning the security interest evidence by this instrument may be obtained from the Secured Party at its address above.

         (f) This document covers goods which are or are to become fixtures.

                     4. APPLICATION OF INSURANCE AND AWARDS

         4.1 Damage or Destruction of the Premises. Mortgagor shall give the Mortgagee prompt notice of any damage to or destruction of the Premises and in case of loss covered by policies of insurance the Mortgagee (whether before or after foreclosure sale) is hereby authorized at its option to settle and adjust any claim arising out of such policies and collect and receipt for the proceeds payable therefrom, provided, that the Mortgagor may itself adjust and collect for any losses arising out of a single occurrence aggregating not in excess of $50,000.00. Any expense incurred by the Mortgagee in the adjustment and collection of insurance proceeds (including the cost of any independent appraisal of the loss or damage on behalf of Mortgagee) shall be reimbursed to the Mortgagee first out of any proceeds. Subject to the provisions of Section
4.4 below, the proceeds or any part thereof shall be applied to reduction of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without the application of any prepayment premium, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of Mortgagee.

         4.2 Condemnation. Mortgagor shall give the Mortgagee prompt notice of any actual or threatened condemnation or eminent domain proceedings affecting the Premises and hereby assigns, transfers, and sets over to the Mortgagee the entire proceeds of any award or claim for damages or settlement in lieu thereof for all or any part of the Premises taken or damaged under such eminent domain or condemnation proceedings, the Mortgagee being hereby authorized to intervene in any such action and to collect and receive from the condemning authorities and give proper receipts and acquittances for such proceeds. Mortgagor will not enter into any agreements with the condemning authority permitting or consenting to the taking of the Premises or agreeing to a settlement unless prior written consent of Mortgagee is obtained. Any expenses incurred by the Mortgagee in intervening in such action or collecting such proceeds, including reasonable attorney's fees, shall be reimbursed to the Mortgagee first out of the proceeds. The proceeds or any part thereof shall be applied upon or in reduction of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without the application of any prepayment premium, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of Mortgagee.

         4.3 Disbursement of Insurance and Condemnation Proceeds. Any restoration or repair shall be done under the supervision of an architect acceptable to Mortgagee and pursuant to plans and specifications approved by the Mortgagee. In any case where Mortgagee may elect to apply the proceeds to repair or restoration or permit the Mortgagor to so apply the proceeds they shall be held by Mortgagee for such purposes and will from time to time be disbursed by Mortgagee to defray the costs of such restoration or repair under such safeguards and controls as Mortgagee may establish to assure completion in accordance with the approved plans and specifications and free of liens or claims. Mortgagor shall on demand deposit with Mortgagee any sums necessary to make up any deficits between the actual cost of the work and the proceeds and provide such lien waivers and completion bonds as Mortgagee may reasonably require. Any surplus which may remain after payment of all costs of restoration or repair may at the option of the Mortgagee be applied on account of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without application of any prepayment premium or shall be returned to Mortgagor as its interest may appear, the choice of application to be solely at the discretion of Mortgagee.

         4.4 Mortgagee to Make Proceeds Available. Notwithstanding anything to the contrary in Sections 4.1 or 4.2 above, in the event of an insured casualty to the improvements or a condemnation ("Casualty") as the Mortgagee agrees to make the proceeds payable from such event ("Proceeds") available to the restoration or repair of the Improvements under the following conditions:

         (a) The Premises can be restored in its condition and useable square footage as existed prior to such Casualty and a complete architectural unit with the same use pursuant to plans and specifications acceptable to Mortgagee and the same value after restoration as that prior to the Casualty and the ratio of net operating income to debt service payment from the Premises after restoration is at least equal to that which existed on the date of this Mortgage.

         (b) Mortgagor shall provide a sworn construction statement itemizing the full cost of restoration.

         (c) The Proceeds are sufficient to complete such repair or restoration or the Mortgagor deposits with Mortgagee prior to commencing repair or restoration such amount as is necessary to assure completion.

         (d) Disbursement of Proceeds shall be made not more frequently than once a month for restoration work completed and in place pursuant to prudent construction lending procedures as reasonably determined by Mortgagee including (i) a retainage of ten (10%) percent of the disbursement requested, (ii) itemized draw requests approved by an inspector acceptable to Mortgagee, and (iii) lien waivers for the work done. At Mortgagee's election, the Proceeds shall be disbursed through an escrow account established with the title insurer ("Title") having issued the Mortgagee's Title Insurance Policy.

         (e) The Proceeds shall be held by Mortgagee in an interest bearing account. All interest earned shall be considered as earnings of Mortgagor and shall be reported on Mortgagor's tax returns and such interest earning shall be retained in the construction escrow account and disbursed in accordance with the terms of this Mortgage.

         (f) Mortgagee must receive adequate evidence at the time of disbursement that the cost of restoration has been paid and shall be given such lien protection as Mortgagee and Title, if applicable, shall require including lien waivers and an endorsement to Mortgagee's Title Insurance Policy.

         (g) No event of default shall exist at the time of such casualty, or at any time a disbursement is required. If such event of default exists, the Proceeds may be applied by Lender in accordance with the loan documents.

         (h) The Mortgagor shall pay any actual expenses Mortgagee incurs including any escrow expenses, any costs and expenses for title insurance and any disbursement fees charged by Title.

         (i) All tenants of the Premises certify to the Mortgagee that their leases remain in effect and have not been canceled and agree to continue possession of the Premises under the terms of their lease and reopen after completion of the repair or restoration without any abatement or adjustment in rental payments (other than temporary abatement during the period of restoration or repair which is fully insured by Rent Loss or Business Interruption Insurance).

         (j) No right to use Proceeds for restoration shall be applicable to the last six (6) months prior to the Maturity Date. Any surplus which may remain after payment of all costs of restoration or repair may at the option of the Mortgagee be applied to the outstanding principal balance of the loan whether due or not, without application of any prepayment premium or shall be returned to Mortgagor as its interest may appear, the choice of application to be solely at the discretion of the Mortgagee.

         (k) As of the date of commencement of the restoration, the Mortgagor and the Premises must in the judgment of Mortgagee meet Mortgagee's then current underwriting standards for loans of a similar type and size.

                               5. LEASES AND RENTS

         5.1 Mortgagor to Comply with Leases. Mortgagor will, at its own cost and expense, perform, comply with and discharge all of the obligations of Mortgagor under any leases or agreements for the use of the Premises and use its best efforts to enforce or secure the performance of each obligation and undertaking of the respective tenants under any such leases and will appear in and defend, at its own cost and expense, any action or proceeding arising out of or in any manner connected with the Mortgagor's interest in any leases of the Premises. Mortgagor shall permit no surrender nor assignment of any tenant's interest under said leases unless the right to assign or surrender is expressly reserved under the lease nor accept any installment of rent for more than one month in advance of its due date nor execute any mortgage or create or permit a lien which may be or become superior to any such leases, nor permit a subordination of any lease to such mortgage or lien. Mortgagor will not modify or amend the terms of any such leases, nor borrow against or pledge or assign the rentals from such leases nor excuse or waive any default of the tenant thereunder without the prior consent of Mortgagee.

         5.2 Mortgagee's Right to Perform Under Leases. Should the Mortgagor fail to perform, comply with or discharge any obligations of Mortgagor under any lease or should the Mortgagee become aware of or be notified by any tenant under any lease of a failure on the part of Mortgagor to so perform, comply with or discharge its obligations under said lease, Mortgagee may, but shall not be obligated to, and without further demand upon the Mortgagor, and without waiving or releasing Mortgagor from any obligation in this Mortgage contained, remedy such failure, and the Mortgagor agrees to repay upon demand all sums incurred by the Mortgagee in remedying any such failure together with interest at the then rate in effect on the Note. All such sums, together with interest as aforesaid shall become so much additional Indebtedness Secured Hereby, but no such advance shall be deemed to relieve the Mortgagor from any default hereunder.

         5.3 Lease Approval. Each lease of the Premises to be entered into by Mortgagor shall be approved by the Mortgagee and shall be satisfactory to the Mortgagee in form and content. Each such lease at the election of the Mortgagee will be either superior or subordinate to the lien of the Mortgage and each tenant shall execute an appropriate subordination or attornment agreement as required by the Mortgagee. Also, to the extent required by the Mortgagee, each tenant shall execute an estoppel certificate and acknowledge receipt of a notice of the assignment of its lease, all satisfactory in form and content to the Mortgagee.

         5.4 Assignment of Leases and Rents. The Mortgagor does hereby sell, assign and transfer unto Mortgagee all of the leases, rents, income and profits now due and which may hereafter become due under or by virtue of any lease, whether written or verbal, or any agreement for the use or occupancy of the Premises, it being the intention of this Mortgage to establish an absolute transfer and assignment of all such leases and agreements and all of the rents and profits from the Premises unto the Mortgagee and the Mortgagor does hereby appoint irrevocably the Mortgagee its true and lawful attorney in its name and stead, which appointment is coupled with an interest, to collect all of said rents and profits; provided, Mortgagee grants the Mortgagor the privilege, revocable, to collect and retain such rents, income, and profits unless and until an Event of Default exists under this Mortgage.

                             6. RIGHTS OF MORTGAGEE

         6.1 Right to Cure Default. If the Mortgagor shall fail to comply with any of the covenants or obligations of this Mortgage, the Mortgagee may, but shall not be obligated to, without further notice to Mortgagor, and without waiving or releasing Mortgagor from any obligation in this Mortgage contained, remedy such failure, and the Mortgagor agrees to repay upon demand all sums incurred by the Mortgagee in remedying any such failure together with interest at the then rate in effect on the Note. All such sums, together with interest as aforesaid shall become so much additional Indebtedness Secured Hereby, but no such advance shall be deemed to relieve the Mortgagor from any failure hereunder.

         6.2 No Claim Against the Mortgagee. Nothing contained in this Mortgage shall constitute any consent or request by the Mortgagee, express or implied, for the performance of any labor or services or for the furnishing of any materials or other property in respect of the Premises or any part thereof, nor as giving the Mortgagor or any party in interest with Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would create any personal liability against the Mortgagee in respect thereof or would permit the making of any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

         6.3 Inspection. Mortgagor will permit the Mortgagee's authorized representatives to enter the Premises at reasonable times for the purpose of inspecting the same; provided the Mortgagee shall have no duty to make such inspections and shall not incur any liability or obligation for making or not making any such inspections.

         6.4 Waivers; Releases; Resort to Other Security, etc. Without affecting the liability of any party liable for payment of any Indebtedness Secured Hereby or performance of any obligation contained herein, and without affecting the rights of the Mortgagee with respect to any security not expressly released in writing, the Mortgagee may, at any time, and without notice to or the consent of the Mortgagor or any party in interest with the Premises or the
Note:

         (a) release any person liable for payment of all or any part of the Indebtedness Secured Hereby or for performance of any obligation herein;

         (b) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness Secured Hereby or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof,

         (c)      accept any additional security;

         (d) release or otherwise deal with any property, real or personal, including any or all of the Premises, including making partial releases of the Premises; or

         (e) resort to any security agreements, pledges, contracts of guarantee, assignments of rents and leases or other securities, and exhaust any one or more of said securities and the security hereunder, either concurrently or independently and in such order as it may determine.

         6.5 Waiver of Appraisement, Homestead, Marshaling. The Mortgagor waives to the full extent lawfully allowed the benefit of any homestead, appraisement, evaluation, stay and extension laws now or hereinafter in force. Mortgagor waives any rights available with respect to marshaling of assets so as to require the separate sales of any portion of the Premises, or as to require the Mortgagee to exhaust its remedies against a specific portion of the Premises before proceeding against the other and does hereby expressly consent to and authorize the sale of the Premises or any part thereof as a single unit or parcel or as separate parcels.

         6.6 Evasion of Prepayment. If an Event of Default or a Transfer not permitted by this Mortgage shall occur and the Indebtedness Secured Hereby is accelerated a tender of such amount necessary to satisfy the accelerated amount or a mortgage foreclosure sale under this Mortgage shall be considered an evasion of the prepayment restrictions of the Note and the Mortgagee may demand in addition to all other sums due it by reason of an Event of Default the premium then due under the Note as if Mortgagor had voluntarily prepaid the same. The Mortgagor expressly waives the provisions of any present or future statute, law or judicial interpretation or principle which prohibits or may prohibit the collection of the foregoing Premium in connection with any such acceleration.

                        7. EVENTS OF DEFAULT AND REMEDIES

         7.1 Events of Default. It shall be an Event of Default under this Mortgage upon the happening of any of the following:

         (a) any payment of principal or interest on the Note is not made when and as the same becomes due (whether at the stated maturity or at a date fixed for any installment payment or any accelerated payment date or otherwise); or

         (b) failure to comply with or perform any of the other terms, conditions or covenants of the Note or of this Mortgage for a period of 30 days after written notice, specifying such failure, given to Mortgagor by Mortgagee, provided, however, that if such default cannot be cured in 30 days that Mortgagor shall have such additional time up to but not more than 60 additional days as is needed to cure such default so long as Mortgagor is diligently proceeding to cure such default and Mortgagee, in its sole opinion determines that such additional time will not impair or jeopardize the Premises or Mortgagor's interest therein; or

         (c)      failure to pay when due any other Indebtedness Secured Hereby;
                  or

         (d) the Mortgagor shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in voluntary bankruptcy or for an arrangement or reorganization pursuant to the Federal Bankruptcy Code ("Code") or any similar law, state or federal, now or hereafter existing ("Bankruptcy Proceeding"), or shall file an answer admitting insolvency or inability to pay or shall become insolvent as that term is defined in the Code or shall fail to pay its debts as they become due, or shall fail to obtain a vacation or stay of any involuntary Bankruptcy Proceeding within forty-five (45) days after the institution of the same, or shall be adjudicated a bankrupt or declared insolvent in any Bankruptcy Proceeding, or shall have a custodian, trustee or receiver appointed for or have any court take jurisdiction of its property, or any part thereof, in any involuntary proceeding for the purpose of reorganization, arrangement, dissolution or liquidation and such custodian, trustee or receiver shall not be discharged or such jurisdiction not be relinquished, vacated or stayed within forty-five (45) days; or

         (e) default in the performance of any terms, conditions or covenants of any other instrument securing the Note for a period of 30 days after written notice, specifying such failure, given to Mortgagor by Mortgagee, provided, however, that if such default cannot be cured in 30 days that Mortgagor shall have such additional time up to but not more than 60 additional days as is needed to cure such default so long as Mortgagor is diligently proceeding to cure such default and Mortgagee, in its sole opinion determines that such additional time will not impair or jeopardize the Premises or Mortgagor's interest therein; or

         (f) a judgment, writ or warrant of attachment or execution, or similar process shall be entered and become a lien or, be issued or levied against the Premises and shall not be released or fully bonded within forty-five (45) days after its entry, issue or levy; or

         (g) any representation or warranty made by Mortgagor herein, in the Note or in any other instrument given as security for the Note shall be false, breached or dishonored; or

         (h) the Mortgagor shall be adjudged incompetent or die and satisfactory provisions are not made for the substitution of the liability of said party's estate for the repayment of the Indebtedness Secured Hereby or the Mortgagor shall be dissolved, liquidated or wound up or shall fail to maintain its existence as a going concern in good standing; or

         (i) the Mortgagor shall default under or shall fail to comply with any of the terms, conditions or provisions of the Loan Agreement referred to in this Mortgage.

         7.2 Mortgagee's Right to Accelerate. If an Event of Default shall occur the Mortgagee may declare the entire unpaid principal balance of the Note together with all other Indebtedness Secured Hereby to be immediately due and payable and thereupon all such unpaid principal balance of the Note together with all accrued interest thereon and all other Indebtedness Secured Hereby shall be and become immediately due and payable.

         7.3 Right to Foreclose. If an Event of Default shall occur the Mortgagee may, either with or without entry or taking possession, proceed by suit or suits at law or in equity or by any other appropriate proceedings or remedy to enforce payment of the Indebtedness Secured Hereby or the performance of any other term hereof or any other right and the Mortgagor hereby authorizes and fully empowers the Mortgagee to foreclose this Mortgage by judicial proceedings or by advertisement with power of sale and grants to the Mortgagee full authority to sell the Premises at public auction and convey title to the Premises to the purchaser, either in one parcel or separate lots and parcels, all in accordance with and in the manner prescribed by law, and out of the proceeds arising from sale and foreclosure to retain the principal and interest due on the Note and the Indebtedness Secured Hereby together with all such sums of money as Mortgagee shall have expended or advanced pursuant to this Mortgage or pursuant to statute together with interest thereon as herein provided and all costs and expenses of such foreclosure, including but not limited to lawful maximum attorney's fees, the cost of environmental inspection and appraisal costs and expenses, with the balance, if any, to be paid to the persons entitled thereto by law. In any such proceeding the Mortgagee may apply all or any portion of the Indebtedness Secured Hereby to the amount of the purchase price.

         7.4 Receiver. The Mortgagee shall be entitled as a matter of right without notice and without giving bond and without regard to the solvency or insolvency of the Mortgagor, or waste of the premises or adequacy of the security of the Premises, to apply for the appointment of a Receiver under Minn. Stats. Section 576.01 or any successor or supplementary statute thereto who shall have all the rights, powers and remedies as provided by such statute and who shall apply the rents, issues and profits as provided by statute and thereafter to all expenses for maintenance of the Premises and to the costs and expenses of the receivership, including reasonable attorneys fees and to the repayment of the Indebtedness Secured Hereby and as further provided in any Assignment of Rents executed by the Mortgagor to the Mortgagee, whether contained in this Mortgage or in a separate instrument.

         7.5 Rights Under Uniform Commercial Code. In addition to the rights available to a mortgagee of real property, Mortgagee shall also have all the rights, remedies and recourse available to a secured party under the Uniform Commercial Code including the right to proceed under the provisions of the Uniform Commercial Code governing default as to any property which is subject to the security interest created by the Mortgage or to proceed as to such personal property in accordance with the procedures and remedies available pursuant to a foreclosure of real estate.

         7.6 Due on Sale or Mortgaging, etc. In the event the Premises, or any part thereof, or any interest therein, are sold, conveyed, transferred, leased, further mortgaged or encumbered or disposed of or if a Change of Control (as defined in that certain Credit Agreement dated October 3, 2001 between Mortgagor as Borrower and General Electric Capital Corporation as Lender) occurs, each without the written consent of the Mortgagee being first obtained, then at the sole option of Mortgagee, the Mortgagee may declare the entire Indebtedness Secured Hereby due and payable in full and call for payment of the same in full at once. Consent as to any one transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions. Any change in the legal or equitable title of the Premises or in the beneficial ownership of the Premises whether or not of record and whether or not for consideration of sale shall be deemed a transfer of an interest in the Premises. As a condition to any consent, the Mortgagee may among other things require an assumption of the Indebtedness Secured Hereby by the transferee, an increase in the rate of interest on the Indebtedness Secured Hereby, a change in the terms of payment, the payment of Mortgagee's out-of-pocket costs incurred with respect to any consent and/or a "transfer fee."

         7.7 Rights Cumulative. Each right, power or remedy herein conferred upon the Mortgagee is cumulative and in addition to every other right, power or remedy, express or implied, now or hereafter arising, available to Mortgagee, at law or in equity, or under any other agreement, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by the Mortgagee and shall not be a waiver of the right to exercise at any time thereafter any other right, power or remedy. No delay or omission by the Mortgagee in the exercise of any right, power or remedy arising hereunder or arising otherwise shall impair any such right, power or remedy or the right of the Mortgagee to resort thereto at a later date or be construed to be a waiver of any default or Event of Default under this Mortgage or the Note.

         7.8 Right to Discontinue Proceedings. In the event Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under this Mortgage and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right to do so and in such event Mortgagor and Mortgagee shall be restored to their former positions with respect to the Indebtedness Secured Hereby. This Mortgage, the Premises and all rights, remedies and recourse of the Mortgagee shall continue as if the same had not been invoked.

         7.9 Right to Collect Rents. Upon an Event of Default and whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale of the Premises or during any period of redemption the Mortgagee, and without regard to waste, adequacy of the security or solvency of the Mortgagor, may revoke the privilege granted Mortgagor hereunder to collect the rents issues and profits of the Premises, and may, at its option, without notice:

         (a) in person or by agent, with or without taking possession of or entering the Premises, with or without bringing any action or proceeding, give, or require Mortgagor to give, notice to any or all tenants under any lease authorizing and directing the tenant to pay such rents and profits to Mortgagee; collect all of the rents, issues and profits; enforce the payment thereof and exercise all of the rights of the landlord under any lease and all of the rights of Mortgagee hereunder; may enter upon, take possession of, manage and operate said Premises, or any part thereof; may cancel, enforce or modify any leases, and fix or modify rents, and do any acts which the Mortgagee deems proper to protect the security hereof with or without taking possession of said Premises; or

         (b) apply for the appointment of a receiver in accordance with the statutes and law made and provided for, which receivership Mortgagor hereby consents to, who shall collect the rents and profits, and all other income of any kind; manage the Premises so as to prevent waste; execute leases within or beyond the period of receivership, and perform the terms of this Mortgage and apply the rents and profits as hereinafter provided.

Any rents, issues and profits whether collected by the Mortgagee or by a receiver shall be applied in the following order:

                  (i) to payment of all reasonable fees of any receiver appointed hereunder,

                  (ii) to application of tenant's security deposits as required by Minn. Stat. Section 504B.178,

                  (iii) to payment when due of prior or current real estate taxes or special assessments with respect to the Premises or, if the Mortgage so requires, to the periodic escrow for payment of the taxes or special assessments then due,

                  (iv) to payment when due of premiums for insurance of the type required by the Mortgage or, if the Mortgage so requires, to the periodic escrow for the payment of premiums then due,

                  (v) to payment of all expenses for normal maintenance of the Premises,

                  (vi) if received prior to a foreclosure sale, to the Indebtedness Secured Hereby,

                  (vii) if received after a foreclosure sale and during the period of redemption from such foreclosure sale and if the Mortgagee is the purchaser at the foreclosure sale, the rents shall be paid to the Mortgagee to be applied to the extent of any deficiency remaining after the sale, the balance to be retained by the Mortgagee, and if the Premises be redeemed by the Mortgagor or any other party entitled to redeem, to be applied as a credit against the redemption price provided, if the Premises not be redeemed, any remaining excess rents to belong to the Mortgagee, whether or not a deficiency exists,

                  (viii) if received after a foreclosure sale and during the redemption period and if the Mortgagee is not the purchaser at the foreclosure sale, the rents shall be paid to the Mortgagee to be applied, to the extent of any deficiency remaining after the sale, and the balance, if any, to the Purchaser to be applied as a credit against the redemption price provided, if the Premises not be redeemed any remaining excess rents shall be paid to the purchaser.

The entering upon and taking possession of the Premises, the collection of such rents and profits and the application thereof as aforesaid shall not cure or waive any defaults under this Mortgage nor in any way operate to prevent the Mortgagee from pursuing any other remedy which it may now or hereafter have under the terms of this Mortgage nor shall it in any way be deemed to constitute the Mortgagee a mortgagee-in-possession. The rights and powers of the Mortgagee hereunder shall remain in full force and effect both prior to and after any foreclosure of the Mortgage and any sale pursuant thereto and until expiration of the period of redemption from said sale, regardless of whether a deficiency remains from said sale. The purchaser at any foreclosure sale, including the Mortgagee, shall have the right, at any time and without limitation as provided in Minn. Stat. Section 582.03, to advance money to any receiver appointed hereunder to pay any part or all of the items which the receiver would otherwise be authorized to pay if cash were available from the Premises and the sum so advanced, with interest at the rate then in effect in the Note, or if the Note has been extinguished, at the highest rate set forth in the Note, shall be a part of the sum required to be paid to redeem from any foreclosure sale. The rights hereunder shall in no way be dependent upon and shall apply without regard to whether the Premises are in danger of being lost, materially injured or damaged or whether the Premises are adequate to discharge the Indebtedness Secured Hereby. The rights contained herein are in addition to and shall be cumulative with the rights given in any separate instrument, assigning any leases, rents and profits of the Premises and shall not amend or modify the rights in any such separate agreement.

         7.10 Acknowledgment of Waiver of Hearing Before Sale. Mortgagor understands and agrees that if any default is made under the terms of this Mortgage, Mortgagee has the right, inter alia, to foreclose this Mortgage by advertisement pursuant to Minnesota Statutes, Chapter 580, as hereafter amended, or pursuant to any similar or replacement statute hereafter enacted; that if the Mortgagee elects to foreclose by advertisement, it may cause the Premises, or any part thereof, to be sold at public auction; that notice of such sale must be published for six (6) successive weeks at least once a week in a newspaper of general circulation and that no personal notice is required to be served upon Mortgagor. Mortgagor further understands that in the event of such default the Mortgagee may also elect its rights under the Uniform Commercial Code and take possession of the Personal Property (as defined in the Mortgage) and dispose of the same by sale or otherwise in one or more parcels provided that at least ten
(10) days' prior notice of such disposition must be given, all as provided for by the Uniform Commercial Code, as hereafter amended or by any similar or replacement statute hereafter enacted. Mortgagor further understands that under the Constitution of the United States and the Constitution of the State of Minnesota it may have the right to notice and hearing before the Premises may be sold and that the procedure for foreclosure by advertisement described above does not insure that notice will be given to the Mortgagor and neither said procedure for foreclosure by advertisement nor the Uniform Commercial Code requires any hearing or other judicial proceeding. MORTGAGOR HEREBY EXPRESSLY CONSENTS AND AGREES THAT THE PREMISES MAY BE FORECLOSED BY ADVERTISEMENT AND THAT THE PERSONAL PROPERTY MAY BE DISPOSED OF PURSUANT TO THE UNIFORM COMMERCIAL CODE, ALL AS DESCRIBED ABOVE. MORTGAGOR ACKNOWLEDGES THAT IT IS REPRESENTED BY LEGAL COUNSEL; THAT BEFORE SIGNING THIS DOCUMENT THIS PARAGRAPH AND MORTGAGOR'S CONSTITUTIONAL RIGHTS WERE FULLY EXPLAINED BY SUCH COUNSEL AND THAT MORTGAGOR UNDERSTANDS THE NATURE AND EXTENT OF THE RIGHTS WAIVED HEREBY AND THE EFFECT OF SUCH WAIVER.

                                8. MISCELLANEOUS

         8.1 Release of Mortgage. When all Indebtedness Secured Hereby has been paid, this Mortgage and all assignments herein contained shall be void and this Mortgage shall be released by the Mortgagee at the cost and expense of the Mortgagor, otherwise to remain in full force and effect.

         8.2 Choice of Law. This Mortgage is made and executed under the laws of the State of Minnesota and is intended to be governed by the laws of said State.

         8.3 Successors and Assigns. This Mortgage and each and every covenant, agreement and other provision hereof shall be binding upon the Mortgagor and its successors and assigns including without limitation each and every record owner of the Premises or any other person having an interest therein from time to time, shall run with the land and shall inure to the benefit of the Mortgagee and its successors and assigns. As used herein the words "successors and assigns" shall also be deemed to include the heirs, representatives, administrators and executors of any natural person who is or becomes a party to this Mortgage. In the event that the ownership of the Premises becomes vested in a person or persons other than the Mortgagor, the Mortgagee shall not have any obligation to deal with such successor or successors in interest unless such transfer is permitted by this Mortgage and then only upon being notified in writing of such change of ownership. Upon such notification, the Mortgagee may thereafter deal with such successor in place of Mortgagor without any obligation to thereafter deal with Mortgagor and without waiving any liability of Mortgagor hereunder or under the Note. No change of ownership shall in any way operate to release or discharge the liability of the Mortgagor hereunder unless such release or discharge is expressly agreed to in writing by the Mortgagee.

         8.4 Unenforceability of Certain Clauses. The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid.

         8.5 Captions and Headings. The captions and headings of the various sections of this Mortgage are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

         8.6 Notices. Any notices and other communications permitted or required by the provisions of this Mortgage (except for telephonic notices expressly permitted) shall be in writing and shall be deemed to have been properly given or served by depositing the same with the United States Postal Service, or any official successor thereto, designated as Certified Mail, Return Receipt Requested, bearing adequate postage, or deposited with reputable private courier or overnight delivery service, and addressed as hereinafter provided. Each such notice shall be effective upon being deposited or delivered as aforesaid. The time period within which a response to any such notice must be given, however, shall commence to run from the date of receipt of the notice by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent. By giving to the other party hereto at least ten (10) days' notice thereof, either party hereto shall have the right from time to time to change its address and shall have the right to specify as its address any other address within the United States of America.

                  Each notice to Mortgagee shall be addressed as follows:

                           Navarre Corporation
                           7400 49th Avenue North
                           New Hope, MN 55428
                           Attn: Jim Gilbertson, CFO

                  Each notice to Mortgagor shall be addressed as follows:

                           The Business Bank
                           11100 Wayzata Boulevard
                           Suite 150
                           Minnetonka, MN 55305
                           Attn: Commercial Loan Department

         8.7 Construction Loan Agreement. This Mortgage secures an obligation incurred for the construction of an improvement on land and is a "Construction Mortgage" as that term is used in the Uniform Commercial Code. This Mortgage is the Mortgage referred to in and is also given as security for the due and punctual performance, observance and payment by the Mortgagor of the terms and conditions set forth in that certain Construction Loan Agreement ("Loan Agreement") of even date herewith between the Mortgagor and the Mortgagee the terms and conditions of which are incorporated herein by reference. In addition to its remedies hereunder, the Mortgagee may, but shall not be required to, avail itself of any or all of the rights and remedies available to it under the Loan Agreement, and any sums expended by the Mortgagee in availing itself of such rights and remedies shall bear interest thereon at the rate specified in the Loan Agreement and shall be so much additional Indebtedness Secured Hereby, and shall be payable to the Mortgagee immediately upon demand; provided that, no such payment by the Mortgagee shall be considered as waiving the event of default.

         8.8 Costs and Expenses. The Mortgagor agrees to pay on demand all costs and expenses of the Mortgagee, including but not limited to attorneys fees and costs, environmental audit and appraisal fees and costs, incurred by the Mortgagee in connection with the enforcement of this Mortgage and the collection of the Indebtedness Secured Hereby.

         8.9 Legal Limits of the Indebtedness Secured Hereby. All agreements between Mortgagor and Mortgagee are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Indebtedness Secured Hereby or otherwise, shall the amount paid or agreed to be paid to Mortgagee for the use, forbearance, loaning or detention of the Indebtedness Secured Hereby exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Note or any other security instrument shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity and if from any circumstances Mortgagee should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be in excess of interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreement between Mortgagee and Mortgagor and shall also be binding upon and available to any subsequent assignee of this Mortgage.

         8.10 Business Loan Representation. Mortgagor represents and warrants to Mortgagee that the Loan is a business loan transaction solely for the purpose of carrying on the business of the Mortgagors and the Premises does not constitute the homestead of the Mortgagor or any other party.

         8.11 Consent to Jurisdiction. The Mortgagor submit(s) and consent(s) to personal jurisdiction of the Courts of the State of Minnesota and Courts of the United States of America sitting in such State for the enforcement of this instrument and waive(s) any and all personal rights under the laws of any state or the United States of America to object to jurisdiction in the State of Minnesota. Litigation may be commenced in any state court of general jurisdiction for the State of Minnesota or the United States District Court located in that state, at the election of the Mortgagee. Nothing contained herein shall prevent Mortgagee from bringing any action against any other party or exercising any rights against any security given to Mortgagee or against the Mortgagor personally, or against any property of the Mortgagor, within any other state. Commencement of any such action or proceeding in any other state shall not constitute a waiver of consent to jurisdiction or of the submission made by the Mortgagor to personal jurisdiction within the State of Minnesota.

         8.12 Waiver of Jury Trial. THE PARTIES TO THIS INSTRUMENT WAIVE(S) TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH ANY PARTIES TO THIS INSTRUMENT ARE INVOLVED DIRECTLY OR INDIRECTLY AND ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS INSTRUMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER, AND WHETHER ARISING OR ASSERTED BEFORE OR AFTER THE DATE OF THIS INSTRUMENT.

         8.13 Personal Property. Notwithstanding anything to the contrary contained herein, or anything to the contrary contained in any of the documents, instruments and agreements executed in connection herewith including, without limitation, the Loan Agreement and the Assignment of Contract Document and Intangibles, Mortgagee shall have no interest in any personal property of Mortgagor except to the extent such personal property was (i) specifically purchased for the purpose of becoming attached as a fixture to the Premises,
(ii) purchased with the proceeds of the Loan and (iii) was specifically referenced on an Application for payment (as defined in the Loan Agreement).

         8.14 Wells. Mortgagor hereby represents and warrants that there are no, and, for so long as Mortgagor's liabilities remain outstanding, there will be no uncapped wells located on any part of the Premises.

         IN WITNESS WHEREOF, the Mortgagor has caused these presents to be executed as of the date first above written.

                                                NAVARRE CORPORATION, a Minnesota
                                                corporation

                                                By _____________________________

                                                Its  ___________________________

STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF _______________  )

The foregoing instrument was acknowledged before me this _____ day of ___________________________, 2003, by ____________________________________, the
_____________________________ of Navarre Corporation, a Minnesota corporation, on behalf of the corporation.

                                           _____________________________________
                                           NOTARY PUBLIC

Mortgagee's copy of
Tax statements for the real
property described in this
instrument should be sent to:

The Business Bank
11100 Wayzata Boulevard
Suite 150
Minnetonka, MN 55305

THIS DOCUMENT WAS DRAFTED BY:

BEST & FLANAGAN LLP
225 South Sixth Street, Suite 4000
Minneapolis, MN 55402-4331
Telephone: 612.339.7121

                                    EXHIBIT A

                                    MORTGAGE
                                       AND
                               SECURITY AGREEMENT
                                       AND
                           FIXTURE FINANCING STATEMENT

LOT 1, BLOCK 1, PAULSONS PRAIRIE, ACCORDING TO THE PLAT THEREOF FILED OF RECORD WITH THE OFFICE OF THE HENNEPIN COUNTY RECORDER, MINNESOTA.